Exhibit (10b)(15)(f)

EXECUTION VERSION

FIFTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
(NEWSTAR COMMERCIAL LEASE FUNDING I, LLC)
THIS FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of May 30, 2014 (this “Amendment”), is entered into by and among NEWSTAR COMMERCIAL LEASE FUNDING I, LLC, a Delaware limited liability company, as the borrower (in such capacity, together with its successors and permitted assigns, the “Borrower”), NEWSTAR EQUIPMENT FINANCE I, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “NEF”), as the Servicer and as the originator (in such capacity, together with its successors and permitted assigns, the “Originator”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the lender (in such capacity, together with its successors and assigns, the “Lender”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (together with its successors and assigns, “WFS”), as deal agent (in such capacity, together with its successors and assigns, the “Deal Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the backup servicer (in such capacity, together with its successors and assigns, the “Backup Servicer”) and the trustee (in such capacity, together with its successors and assigns, the “Trustee”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).
R E C I T A L S
WHEREAS, the parties hereto entered into that certain Note Purchase Agreement, dated as of November 16, 2012 (as amended, restated or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the parties hereto previously amended the Agreement as of September 26, 2013, December 12, 2013, January 30, 2014 and February 28, 2014; and
WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as provided herein.
NOW, THEREFORE, in consideration of the premises, mutual covenants and other good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
A G R E E M E N T
Section 1.    Amendments.
Clause (d) of the definition “Turbo Event” in Section 1.1(b) of the Agreement is amended and restated in its entirety as follows:
“(d)    if, on the first Determination Date occurring two (2) years after the Closing Date, the ratio of the aggregate Outstanding Amount to the Advance Limit is less than fifty percent (50%) (unless the Originator has sponsored a Securitization Transaction);”
Section 2.    Ratification of Agreement. As amended by this Amendment, the Agreement is in all respects ratified and confirmed by all of the parties and the Agreement as amended by this Amendment shall be read, taken and construed as one and the same instrument. All references to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the

Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment.
Section 3.    Representations. The Borrower, the Originator and the Servicer each hereby represents and warrants with respect to itself as of the date of this Amendment as follows:
(a)    it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;
(b)    the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement or other organizational documents or (ii) any Applicable Law;
(c)    no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;
(d)    this Amendment has been duly authorized, executed and delivered by it;
(e)    this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by Insolvency Laws generally or by general principles of equity;
(f)    all representations and warranties set forth in the Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Agreement and the other Transaction Documents, except as amended or waived hereby, are in full force and effect;
(g)    subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes a Turbo Event, an Event of Default, an Unmatured Event of Default, a Servicer Default or an Unmatured Servicer Default;
(h)    the Agreement continues to create a valid security interest in, and Lien upon, the Assets in the Asset Pool, in favor of the Trustee, which security interest and Lien is perfected in accordance with the terms of the Transaction Documents and is prior to all Liens subject to Permitted Liens; and
(i)    in consideration of the Deal Agent, the Backup Servicer, the Trustee and the Lender entering into this Amendment, the Borrower, the Originator and the Servicer hereby waive, release and discharge the Deal Agent, the Backup Servicer, the Trustee, the Lenders or any of their respective officers, employees, representatives, agents, counsel or directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known to the extent that any of the forgoing arose, on or prior to the date hereof, out of or from or in any way related to or were in connection with the Agreement or the Transaction Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Agreement or the other Transaction Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Agreement or the other Transaction Documents.
Section 4.    Liens. Each of the parties hereto affirms any liens and security interests created and granted by it in the Agreement or the other Transaction Documents and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests. In addition, each of the parties hereto agrees to execute and file any documents necessary to make this paragraph accurate as of the date hereof.
Section 5.    Conditions. The effectiveness of this Amendment is subject to the delivery to the Administrative Agent of this Amendment duly executed by each of the parties hereto.
Section 6.    Miscellaneous.
(a)    This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(b)    The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)    This Amendment may not be amended or otherwise modified except as provided in the Agreement.
(d)    Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(e)    This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
(f)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
NEWSTAR COMMERCIAL LEASE FUNDING I, LLC, as Borrower

By:	NEWSTAR FINANCIAL, INC., as Designated Manager
By:/s/ JOHN J. FRISHKOPF
Name:    John J. Frishkopf
Title:    Treasurer
NEWSTAR EQUIPMENT FINANCE I, LLC, as Servicer and Originator

By:	NEWSTAR FINANCIAL, INC., as Designated Manager
By:/s/ JOHN J. FRISHKOPF
Name:    John J. Frishkopf
Title:    Treasurer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

S‑1

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
By:/s/ GREG WILLIAMSON
Name:    Greg Williamson
Title:    Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

WELLS FARGO SECURITIES, LLC,
as Deal Agent
By:/s/ GREG WILLIAMSON
Name:    Greg Williamson
Title:    Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
By:/s/ BRETT HUDSON
Name:    Brett Hudson
Title:    Assistant Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Backup Servicer
By:/s/ BRETT HUDSON
Name:    Brett Hudson
Title:    Assistant Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Acknowledged and agreed to as of
the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Hedge Counterparty

By:/s/ JOE HUNTER
Name:    Joe Hunter
Title:    Authorized Signatory